                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  February 17, 1999


                               SAKS INCORPORATED
                               -----------------
              (Exact Name of Registrant as Specified in Charter)


    Tennessee                 1-13113                  62-0331040
----------------            ------------           -------------------
 (State or Other            (Commission              (IRS Employer
 Jurisdiction of            File Number)           Identification No.)
 Incorporation)

               750 Lakeshore Parkway, Birmingham, Alabama 35211
        --------------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (205) 940-4000
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

Item 5.    Other Events.
------     ------------

     On February 17, 1999, Saks Incorporated, a Tennessee corporation (the "Company"), completed the issuance and sale of $200,000,000 of its 7-3/8% Notes due 2019 (the "Notes"). The Notes were registered with the Securities and Exchange Commission (the "Commission") pursuant to a Registration Statement on Form S-3 (File No. 333-71933) (the "Registration Statement") filed with the Commission on February 5, 1999 and declared effective by the Commission on February 11, 1999. The Company is filing this Current Report on Form 8-K in order to cause certain information contained herein and in the exhibits hereto to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------
     (c)    Exhibits.

            The following exhibits are filed herewith:

 Exhibit No. *                          Description
--------------   --------------------------------------------------------------
   1.1           Underwriting Agreement, dated as of February 11, 1999, by and among the Company, certain of the Company's subsidiaries set forth on Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary
                 Guarantors"), and Salomon Smith Barney Inc., Chase Securities
                 Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill
                 Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan
                 Securities Inc., and NationsBanc Montgomery Securities LLC, as representatives of the several underwriters set forth in
                 Schedule I to the Underwriting Agreement.

   4.1 Indenture, dated as of February 17, 1999, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

   4.2           Specimen Note (included in Exhibit 4.1).

   4.3           Specimen Note Guarantee (included in Exhibit 4.1).

   5.1 Opinion of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company, regarding the legality of the Notes.

  23.1 Consent of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company (included in Exhibit 5.1).

  99.1 Press Release, dated February 17, 1999, announcing the completion of the offering of the Notes.

  99.2           Other Expenses of Issuance and Distribution (as required by
                 Item 14 of Form S-3).

----------------------
* The exhibit numbers set forth herein correspond to the exhibit list contained in the Registration Statement.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAKS INCORPORATED


                                   /s/ Charles J. Hansen
                                  ----------------------------------
                                  Charles J. Hansen
                                  Senior Vice President and
                                   Associate General Counsel



Date:  February 18, 1999

                               INDEX TO EXHIBITS
                               -----------------

 Exhibit No. *                            Description
--------------   --------------------------------------------------------------

     1.1 Underwriting Agreement, dated as of February 11, 1999, by and among the Company, certain of the Company's subsidiaries set forth on Schedule II to the Underwriting Agreement, as guarantors of the Notes (collectively, the "Subsidiary Guarantors"), and Salomon Smith Barney Inc., Chase Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., and NationsBanc Montgomery Securities LLC, as representatives of the several underwriters set forth in
                 Schedule I to the Underwriting Agreement.

     4.1 Indenture, dated as of February 17, 1999, by and among the Company, the Subsidiary Guarantors and The First National Bank of Chicago, as trustee.

     4.2         Specimen Note (included in Exhibit 4.1).

     4.3         Specimen Note Guarantee (included in Exhibit 4.1).

     5.1 Opinion of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company, regarding the legality of the Notes.

    23.1 Consent of Charles J. Hansen, Senior Vice President and Associate General Counsel of the Company (included in Exhibit 5.1).

    99.1 Press Release, dated February 17, 1999, announcing the completion of the offering of the Notes.

    99.2         Other Expenses of Issuance and Distribution (as required by
                 Item 14 of Form S-3).
-------------------
* The exhibit numbers set forth herein correspond to the exhibit list contained in the Registration Statement.